                          TERM SHEET DATED May 5, 1999

                        Green Tree Financial Corporation

                Manufactured Housing Contract Senior/Subordinate

                    Pass-Through Certificates, Series 1999-3

                           $800,000,000 (Approximate)

                               Subject to Revision



SELLER/SERVICER:              Green Tree Financial Corporation ("Green Tree").

TRUSTEE:                      U.S. Bank National Association, St. Paul,
                              Minnesota.

UNDERWRITERS:                 Merrill Lynch & Co. (Lead), Lehman Brothers,
                              NationsBanc Montgomery Securities LLC

                                                               Ratings                 WAL @              Exp. Final
To Call                        Amount                         S&P/Fitch               175% MHP             Maturity
A-1                            $22,300,000                    A-1+/F-1+                 0.28               12/99
A-2                            $44,000,000                     AAA/AAA                  1.00               11/00
A-3                            $57,500,000                     AAA/AAA                  2.00                1/02
A-4                            $41,000,000                     AAA/AAA                  3.00               11/02
A-5                           $100,200,000                     AAA/AAA                  5.00                6/06
A-6                            $22,000,000                     AAA/AAA                  7.52                7/07
A-7                            $58,500,000                     AAA/AAA                  9.94                7/11
A-8                            $74,500,000                     AAA/AAA                 15.25               12/15
A-9                           $250,000,000                     AAA/AAA                  6.36               12/15
M-1                            $42,000,000                      AA/AA                   9.97               12/15
M-2                            $24,000,000                       A/A                    9.97               12/15
B-1                            $28,000,000                    BBB+/BBB                  6.00               10/07
B-2                            $36,000,000                    BBB-/BBB+                13.30               12/15
To Maturity
A-8                            $74,500,000                     AAA/AAA                 16.74               12/23
A-9                           $250,000,000                     AAA/AAA                  6.63               12/23
M-1                            $42,000,000                      AA/AA                  10.45               12/23
M-2                            $24,000,000                       A/A                   10.45               12/23
B-2                            $36,000,000                    BBB-/BBB+                17.87                8/29


FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT AND PROSPECTUS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.




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

CUT-OFF DATE:                 May 1, 1999 (or the date of origination, if later)

EXP. PRICING:                 Week of May 3, 1999.

EXP. SETTLEMENT:              May 27, 1999.

INTEREST/PRINCIPAL:           The 1st day of each month (or if such 1st day is
                              not a business day, the next succeeding business
                              day), commencing on July 1, 1999.

OTHER CERTIFICATES: In addition to the Offered Certificates, the Class C and Class B-3I Certificates will be issued. The Class B-3I Certificates will be interest-only Certificates which are retained by an affiliate of Green Tree, and fully subordinated to the Offered Certificates.

MONEY MARKET ELIGIBILITY:     The Class A-1 Certificates are expected to
                              be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.
                              A fund should consult with its advisors
                              regarding the eligibility of the Class A-1
                              Certificates under Rule 2a-7 and the fund's investment policies and objectives.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A Certificates are ERISA eligible. No transfer of a Class M or a Class B Certificate will be permitted to be made to any benefit plan unless such plan delivers an opinion of counsel to the Trustee.

SMMEA: The Class A and the Class M-1 Certificates will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") and will be "legal investments" for certain types of institutional investors to the extent provided in that Act. The Class M-2, B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:                   Two separate REMIC Elections will be made with
                              respect to the Trust for federal income tax purposes.

OPTIONAL REPURCHASE:          Less than 10% of the original pool balance
                              outstanding.

CREDIT ENHANCEMENT:

                              Class A 16.25% subordination (Class M-1, M-2, B-1 and B-2) plus Excess Spread (Class B-3I)

                              Class M-1    11.00% subordination (Class M-2, B-1
                                           and B-2) plus Excess Spread
                                           (Class B-3I)

                              Class M-2    8.00% subordination (Class B-1 and
                                           B-2) plus Excess Spread (Class B-3I)

                              Class B-1    4.50% subordination (Class B-2) plus
                                           Excess Spread (Class B-3I)

                              Class B-2    Limited Guarantee plus Excess Spread
                                           (Class B-3I)

THE CONTRACT POOL:            On the Closing Date, the Trust expects to purchase
                              (i) manufactured housing contracts having an aggregate principal balance of approximately
                              $647,819,239.32 as of the Cut-off Date (the
                              "Initial Contracts") and (ii) additional manufactured housing contracts (the "Additional
                              Contracts").

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

DISTRIBUTIONS:                Certificateholders will be entitled to receive on
                              each Remittance Date commencing in July 1999, to the extent that the Amount Available in the Certificate Account (together with, in the case of the Class B-2 Certificates, the Guarantee Payment, as described below) is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The
                              Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period,
                              (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date
                              (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in July 1999, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding
                              Remittance Date (but in no event later than the 25th day of the prior month).

                              The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                              The "Due Period" with respect to all Remittance Dates other than the Remittance Date in July 1999, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                              With respect to the Remittance Date in July 1999, the Due Period is the period from and including May 1, 1999 to and including June 15, 1999.

INTEREST ON THE CLASS A,
CLASS M-1, CLASS M-2 AND
CLASS B-1 CERTIFICATES:       Interest will be distributable first to each class
                              of the Class A Certificates, then to the Class M-1
                              Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance,
                              Class M-1 Adjusted Principal Balance, Class M-2
                              Adjusted Principal Balance, and Class B-1 Adjusted
                              Principal Balance, as applicable, will accrue from the Settlement Date or from the most recent
                              Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                              Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis, except the Class A-1 Certificates, which will bear interest at a fixed Pass-Through Rate calculated on an actual/360 basis.

                              The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                              The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2

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

                              Principal Balance is the Original Class M-2
                              Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                              The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                              In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE CLASS A,
CLASS M-1, CLASS M-2 AND
CLASS B-1 CERTIFICATES:       The Class A Certificates are divided into two
                              Groups. The Class A Group I is comprised of the
                              Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, and A-8
                              Certificates. The Class A Group II is comprised of the Class A-9 Certificates. The Class A Percentage will be distributed pro-rata among the Class A
                              Group I and Class A Group II. The portion of the
                              Class A Percentage allocable to Class A Group I will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, and A-8
                              Certificateholders.

                              The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                              The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                              The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or
                              (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

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

                              The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2003;
                              (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs;
                              (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 24.375%.

                              The Class M-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or
                              (ii) the Class M-2 Distribution Test is satisfied.

                              The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and
                              (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                              The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2003;
                              (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs;
                              (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%; and (v) the sum of the Class M-2 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 16.50%.

                              The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                              The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the Class B Principal Balance, all as of such Remittance Date.

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

                              The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2003; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 4.50%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.75%;
                              (v) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.00%; and (vi) the Class B Principal Balance must not be less than $16,000,000.

CLASS B-2 INTEREST:           Interest on the outstanding Class B-2 Principal
                              Balance will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                              To the extent of (i) the remaining Amount
                              Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                              In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:          Except for payments of the Class B-2 Liquidation
                              Loss Amount under the Limited Guarantee, the Class
                              B-2 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied; provided, however, that if the Class A
                              Principal Balance, the Class M-1 Principal
                              Balance, the Class M-2 Principal Balance and the
                              Class B-1 Principal Balance have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal. See
                              "Description of the Certificates--Class B-2
                              Principal" in the Prospectus Supplement.

                              On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.

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

LOSSES ON LIQUIDATED
CONTRACTS:                    If Net Liquidation Proceeds from Liquidated
                              Contracts in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly Servicing Fee (as long as Green
                              Tree is the Servicer), then the Class B-2
                              Certificateholders, then the Class B-1
                              Certificateholders, then the Class M-2
                              Certificateholders and then the Class M-1
                              Certificateholders, since a portion of the Amount
                              Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                              Certificateholders.


                            CONTRACT CHARACTERISTICS

The information presented below relates to the Initial Contracts, which will represent approximately 81% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

THE INITIAL CONTRACT POOL

Number of MHCs in pool:         15,314
Wgt. Avg. Contract Rate:        9.273%
Range of Rates:                 4.250% - 16.750%
Wgt. Avg. Orig. Maturity:       318.0 months
Wgt. Avg. Rem. Maturity:        315.5 months
Avg. Rem Princ. Balance:        $42,302
Wgt. Avg. LTV:                  87.99%
New/Used:                       76.83% / 23.17%
Park/Private:                   27.11% / 72.89%
Single/Double:                  28.03% / 71.97%
Land/Home:                      36.45%
Land in Lieu:                   0.18%
Step Rate:                      2.81%
Conventional:                   97.19%





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

GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                               Number of          Aggregate Principal               % of Initial
                               Contracts        Balance Outstanding as            Cutoff Date Pool
State                      as of Cutoff Date        of Cutoff Date               Principal Balance
-----                      -----------------    ----------------------           -----------------
Alabama                            968             $31,800,595.21                        4.91%
Alaska                               2                 195,446.67                        0.03
Arizona                            326              15,486,992.68                        2.39
Arkansas                           387              11,875,206.20                        1.83
California                         455              19,842,821.73                        3.06
Colorado                           344              19,248,993.20                        2.97
Connecticut                          6                 161,102.81                        0.02
Delaware                            75               3,168,098.51                        0.49
Florida                            888              40,853,603.32                        6.32
Georgia                            986              38,367,420.66                        5.92
Idaho                               55               2,855,715.81                        0.44
Illinois                           199               6,773,835.57                        1.05
Indiana                            374              16,562,807.27                        2.56
Iowa                               164               5,729,407.52                        0.88
Kansas                             215               9,700,310.20                        1.50
Kentucky                           390              13,106,460.40                        2.02
Louisiana                          410              14,515,108.48                        2.24
Maine                              105               4,504,457.01                        0.70
Maryland                            68               1,950,635.97                        0.30
Massachusetts                        7                 480,297.91                        0.07
Michigan                           756              40,908,047.73                        6.32
Minnesota                          206               7,219,804.49                        1.11
Mississippi                        408              13,686,372.29                        2.11
Missouri                           461              16,825,131.03                        2.60
Montana                             94               3,992,544.33                        0.62
Nebraska                            59               2,630,469.27                        0.41
Nevada                             172              10,224,908.80                        1.58
New Hampshire                       65               2,958,925.72                        0.46
New Jersey                          11                 341,214.77                        0.05
New Mexico                         258              12,655,407.82                        1.95
New York                           176               6,699,494.23                        1.03
North Carolina                   1,594              77,646,490.80                       12.00
North Dakota                        46               1,572,340.38                        0.24
Ohio                               317              14,192,832.38                        2.19
Oklahoma                           343              12,578,169.95                        1.94
Oregon                             193              14,407,968.51                        2.22
Pennsylvania                       184               7,225,815.69                        1.12
Rhode Island                         1                  30,900.00                        0.00
South Carolina                     746              31,838,866.99                        4.91
South Dakota                        78               2,563,999.60                        0.40
Tennessee                          432              17,097,208.78                        2.64
Texas                            1,298              51,072,555.53                        7.89
Utah                                68               3,770,074.22                        0.58
Vermont                             38               1,646,257.99                        0.25
Virginia                           317              11,246,979.62                        1.74
Washington                         199              13,808,792.45                        2.13
West Virginia                      186               5,526,669.16                        0.85
Wisconsin                          127               3,714,988.92                        0.57
Wyoming                             57               2,556,690.74                        0.39
                                ------            ---------------                      ------
                                15,314            $647,819,239.32                      100.00%
                                ======            ===============                      ======

                                       8
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

YEAR OF ORIGINATION OF INITIAL CONTRACTS

                                Number of          Aggregate Principal Balance          % of Initial Cutoff Date
Year of                       Contracts as of             Outstanding as of                         Pool
Origination                     Cutoff Date                  Cutoff Date                    Principal Balance
-----------                   ---------------      ---------------------------          ------------------------
1985                                  42                      $165,653.15                           0.03%
1986                                  17                        81,074.58                           0.01
1987                                 999                     9,641,410.54                           1.49
1990                                  11                       178,772.29                           0.03
1994                                   2                       101,789.96                           0.02
1996                                   1                        85,273.46                           0.01
1997                                  15                     1,215,005.31                           0.19
1998                               1,119                    97,002,553.19                          14.97
1999                              13,108                   539,347,706.84                          83.25
                                  ------                   --------------                          -----

                                  15,314                  $647,819,239.32                         100.00%
                                  ======                  ===============                         =======

DISTRIBUTION OF ORIGINAL INITIAL CONTRACTS AMOUNTS

                                                                      Aggregate Principal      % of Initial Cutoff Date
                                        Number of Contracts as        Balance Outstanding                 Pool
Original Contract Amount ($)                of Cutoff Date             as of Cutoff Date            Principal Balance
----------------------------            ----------------------        -------------------      ------------------------
Less than or equal to 10,000.00                     402                  $3,110,558.93                       0.48%
10,000.01  - 20,000.00                            2,343                  30,526,404.12                       4.71
20,000.01  - 30,000.00                            3,048                  72,769,227.56                      11.23
30,000.01  - 40,000.00                            2,886                  98,598,617.50                      15.21
40,000.01  - 50,000.00                            1,891                  84,005,433.92                      12.97
50,000.01  - 60,000.00                            1,420                  77,598,488.92                      11.98
60,000.01  - 70,000.00                              970                  62,764,127.85                       9.69
70,000.01  - 80,000.00                              718                  53,729,085.58                       8.29
80,000.01  - 90,000.00                              569                  48,118,881.04                       7.43
90,000.01  - 100,000.00                             439                  41,570,551.68                       6.42
100,000.01 - 110,000.00                             259                  27,074,870.23                       4.18
110,000.01 - 120,000.00                             143                  16,387,086.48                       2.53
120,000.01 - 130,000.00                              97                  12,048,514.58                       1.86
130,000.01 - 140,000.00                              51                   6,891,667.39                       1.06
140,000.01 - 150,000.00                              36                   5,219,332.64                       0.81
150,000.01 - 160,000.00                              15                   2,307,095.12                       0.36
160,000.01 - 170,000.00                               5                     820,538.14                       0.13
170,000.01 - 180,000.00                               3                     516,547.92                       0.08
180,000.01 - 190,000.00                               7                   1,305,676.52                       0.20
190,000.01 - 200,000.00                               9                   1,751,795.46                       0.27
Over 200,000.00                                       3                     704,737.74                       0.11
                                                 ------                ---------------                     ------

                                                 15,314                $647,819,239.32                     100.00%
                                                 ======                ===============                     ======


                                       9
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--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                                                   Aggregate Principal
                                         Number of Contracts        Balance Outstanding      % of Initial Cutoff Date
Loan-to-Value Ratio                       as of Cutoff Date         as of Cutoff Date         Pool Principal Balance
-------------------                      -------------------       --------------------      ------------------------
Less than 61.00                                  565                 $18,657,890.74                     2.88%
61.00  -  65.99                                  186                   7,796,136.19                     1.20
66.00  -  70.99                                  274                  13,478,326.03                     2.08
71.00  -  75.99                                  387                  17,272,415.15                     2.67
76.00  -  80.99                                1,219                  50,668,072.37                     7.82
81.00  -  85.99                                1,229                  58,142,071.92                     8.98
86.00  -  90.99                                5,469                 226,834,955.27                    35.01
91.00  -  95.99                                4,154                 183,637,540.43                    28.35
96.00  -  100.00                               1,831                  71,331,831.22                    11.01
                                               -----                  -------------                    -----

                                              15,314                $647,819,239.32                   100.00%
                                              ======                ===============                   ======

INITIAL CONTRACT RATES

                                                                  Aggregate Principal
                                      Number of Contracts         Balance Outstanding          % of Initial Cutoff Date
Contract Rate                          as of Cutoff Date           as of Cutoff Date            Pool Principal Balance
-------------                         -------------------         -------------------          ------------------------
0.001  - 5.000                                     6                   $585,323.39                        0.09%
5.001  - 6.000                                    59                  5,127,914.20                        0.79
6.001  - 7.000                                   983                 83,805,434.98                       12.94
7.001  - 8.000                                 1,440                102,242,163.05                       15.78
8.001  - 9.000                                 2,286                131,348,469.27                       20.28
9.001  - 10.000                                2,966                125,637,658.07                       19.39
10.001 - 11.000                                2,452                 88,161,303.09                       13.61
11.001 - 12.000                                2,085                 58,330,092.02                        9.00
12.001 - 13.000                                1,498                 33,374,159.99                        5.15
13.001 - 14.000                                1,158                 15,626,840.97                        2.41
14.001 - 15.000                                  243                  2,302,294.05                        0.36
15.001 - 16.000                                  116                  1,083,450.73                        0.17
Over 16.000                                       22                    194,135.51                        0.03
                                              ------               ---------------                      ------

                                              15,314               $647,819,239.32                      100.00%
                                              ======               ===============                      ======

                                       10
[MERRILL LYNCH LOGO]
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                                              Aggregate Principal
Remaining Mos.                 Number of Contracts            Balance Outstanding            % of Initial Cutoff Date
To Maturity                     as of Cutoff Date              as of Cutoff Date              Pool Principal Balance
--------------                 -------------------            -------------------            ------------------------
Less than 31                             110                      $342,457.35                          0.05%
31      - 60                           1,034                     8,760,519.57                          1.35
61      - 90                             328                     4,776,690.84                          0.74
91      - 120                            948                    16,986,586.25                          2.62
121     - 150                            314                     6,894,530.16                          1.06
151     - 180                          1,672                    40,925,089.63                          6.32
181     - 210                             97                     3,385,132.18                          0.52
211     - 240                          1,965                    62,083,591.60                          9.58
241     - 270                             47                     2,068,485.59                          0.32
271     - 300                          1,270                    47,271,860.35                          7.30
301     - 330                             37                     1,723,305.47                          0.27
331     - 360                          7,492                   452,600,990.33                         69.87
                                       -----                   --------------                         -----

                                      15,314                  $647,819,239.32                        100.00%
                                      ======                  ===============                        ======







                                       11
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--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        MHP PREPAYMENT SENSITIVITIES (1)

                                75% MHP                   100% MHP                 125% MHP                   150% MHP
                                -------                   --------                 --------                   --------
                             WAL/Maturity               WAL/Maturity             WAL/Maturity               WAL/Maturity
To Call
A-1                            0.50 5/00                 0.42 3/00                 0.36 2/00                  0.32 1/00
A-2                            1.77 12/01                1.48 7/01                 1.27 4/01                  1.12 1/01
A-3                            3.59 2/04                 2.97 4/03                 2.55 9/02                  2.24 4/02
A-4                            5.50 10/05                4.54 9/04                 3.87 11/03                 3.37 4/03
A-5                            9.35 2/12                 7.80 3/10                 6.68 9/08                  5.79 6/07
A-6                           13.54 10/13               11.51 9/11                 9.92 2/10                  8.65 9/08
A-7                           16.97 3/19                14.71 12/16               12.86 11/14                11.32 2/13
A-8                           23.05 9/23                20.92 9/21                18.80 7/19                 16.95 9/17
A-9                           10.63 9/23                 9.25 9/21                 8.12 7/19                  7.19 9/17
M-1                           15.57 9/23                13.67 9/21                12.00 7/19                 10.73 9/17
M-2                           15.57 9/23                13.67 9/21                12.00 7/19                 10.73 9/17
B-1                            9.89 2/13                 8.32 2/11                 7.09 6/09                  6.27 4/08
B-2                           20.30 9/23                18.18 9/21                16.18 7/19                 14.55 9/17

To Maturity

A-8                           24.07 3/28                22.18 8/27                20.27 8/26                 18.45 5/25
A-9                           10.81 3/28                 9.48 8/27                 8.38 8/26                  7.46 5/25
M-1                           15.87 3/28                14.04 8/27                12.44 8/26                 11.18 5/25
M-2                           15.87 3/28                14.04 8/27                12.44 8/26                 11.18 5/25
B-2                           22.56 8/29                21.16 8/29                19.93 8/29                 18.78 8/29

                                       12
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--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                               175% MHP                   200% MHP                 250% MHP                    300% MHP
                               --------                   --------                 --------                    --------
                             WAL/Maturity               WAL/Maturity             WAL/Maturity                WAL/Maturity
To Call
A-1                            0.28 12/99                0.25 12/99                0.21 11/99                 0.19 10/99
A-2                            1.00 11/00                0.90 10/00                0.75 7/00                  0.65 5/00
A-3                            2.00 1/02                 1.82 10/01                1.53 5/01                  1.33 2/01
A-4                            3.00 11/02                2.70 7/02                 2.27 1/02                  1.97 9/01
A-5                            5.00 6/06                 4.38 7/05                 3.53 3/04                  3.00 4/03
A-6                            7.52 7/07                 6.59 7/06                 5.16 1/05                  4.11 11/03
A-7                            9.94 7/11                 8.78 3/10                 6.98 2/08                  5.63 7/06
A-8                           15.25 12/15               13.77 6/14                11.39 1/12                  9.56 3/10
A-9                            6.36 12/15                5.68 6/14                 4.63 1/12                  3.86 3/10
M-1                            9.97 12/15                9.32 6/14                 8.30 1/12                  7.54 3/10
M-2                            9.97 12/15                9.32 6/14                 8.30 1/12                  7.54 3/10
B-1                            6.00 10/07                5.78 4/07                 5.46 8/06                  5.24 2/06
B-2                           13.30 12/15               12.26 6/14                10.59 1/12                  9.34 3/10

To Maturity
A-8                           16.74 12/23               15.19 6/22                12.63 5/19                 10.61 11/16
A-9                            6.63 12/23                5.93 6/22                 4.85 5/19                  4.05 11/16
M-1                           10.45 12/23                9.82 6/22                 8.83 5/19                  8.08 11/16
M-2                           10.45 12/23                9.82 6/22                 8.83 5/19                  8.08 11/16
B-2                           17.87 8/29                17.03 8/29                15.30 8/29                 13.70 8/29

(1) The following are the assumed characteristics of Additional Contracts as of the Cut-off Date:


Remaining                                              Wgt. Avg.            Wgt. Avg.
Months to                Aggregate Principal           Original             Remaining             Wgt. Avg.
Maturity                 Balance Outstanding         Term (months)         Term (months)        Contract Rate
---------                -------------------         -------------         -------------        -------------
0-120                       $7,250,865.26                  89                   89                 12.070%
121-180                     11,233,420.80                 174                  174                 10.982
181-240                     15,379,413.86                 237                  237                 10.388
241-300                     11,590,658.20                 297                  297                 10.330
301-360                    106,726,402.57                 359                  359                  8.628
                          ---------------

TOTAL                     $152,180,760.68
                          ===============


                                       13
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



                                       14
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statement. If you have not received the statement, call your Merrill Lynch
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